RETIREMENT SAVINGS PLAN	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
RETIREMENT SAVINGS PLAN
12. RETIREMENT SAVINGS PLAN
The Company sponsored a savings plan available to all eligible employees, which qualifies under Section 401(k) of the Internal Revenue Code. Employees may contribute to the plan amounts of their pre-tax
salary subject to statutory limitations. The Company did not offer a company match for the years ended December 31, 2020 and 2019. Beginning in 2021, the Company provided an employer matching contribution for the amount a participant contributes as salary deferrals up to 100% of the amount contributed for the first 1% of the participant’s plan compensation plus 50% for each additional 1% of compensation contributed between 1% and 6% of the participant’s plan compensation. For the year ended December 31, 2021, the Company provided $2.1 million in matching contributions.